Income taxes	12 Months Ended
Dec. 31, 2021
Income taxes [Abstract]
Income taxes
16.	Income taxes

The Group recognized less than CHF 0.1 million, nil and nil in income taxes and no deferred tax asset or liability positions for the years ended December 31, 2021, 2020, and 2019, respectively. The Group’s expected tax expense for each year is based on the applicable tax rates in each jurisdiction. In 2021, these rates ranged from 13.6% to 32.9% (13.6% for 2020 and 2019, respectively) in the Group’s respective tax jurisdictions. The weighted average tax rate applicable to the Group was 13.6% (13.6% for 2020 and 2019, respectively). The variance relates to the establishment of AC Immune USA, Inc. in 2021.

The Group’s income tax expense for each year can be reconciled to loss before tax as follows:

	For the Years Ended December 31,
In CHF thousands	2021	2020	2019
Income/(loss) before income tax	(72,993)	(61,921)	45,442
Tax (benefit)/expense calculated at the domestic rates applicable in the respective countries	(9,930)	(8,441)	6,194
(Income not subject to tax)/expenses not deductible for tax purposes	(375)	462	(62)
Effect of unused tax losses and tax offsets not recognized as deferred tax assets	10,308	7,979	(6,132)
Effective income tax rate (benefit)/expense	3	—	—

The Swiss tax rate used for the 2021 reconciliations is the corporate tax rate of 13.6% (13.6% in 2020 and 2019, respectively) payable by corporate entities in the Canton of Vaud, Switzerland on taxable profits under tax law in that jurisdiction.

The below table details the total unrecognized deductible temporary differences, unused tax losses and unused tax credits:

	As of December 31,
In CHF thousands	2021	2020	2019
Unrecognized deductible temporary differences, unused tax losses and unused tax credits
Deductible temporary differences, unused tax losses and unused tax credits for which no deferred tax assets have been recognized are attributable to the following:
Tax losses	197,152	121,948	64,125
Deductible temporary differences related to:
Right-of-use assets and lease liabilities, net	—	—	—
Retirement benefit plan	7,098	7,464	7,485
Total	204,250	129,412	71,610

The following table details the tax losses carry forwards of the Company and their respective expiry dates:

	As of December 31,
In CHF thousands	2021	2020	2019
Tax losses split by expiry date:
December 31, 2024	15,231	15,231	15,231
December 31, 2025	48,894	48,894	48,894
December 31, 2026	—	—	—
December 31, 2027	57,824	57,824	—
December 31, 2028	75,204	—	—
Total unrecorded tax loss carryforwards	197,153	121,949	64,125

The tax losses available for future offset against taxable profits have increased by CHF 75.2 million from 2020, representing the amount of tax losses that are additionally available as an offset, subject to expiration as disclosed in the table above, against future taxable income.

Consistent with prior years, the Company has not recorded any deferred tax assets in relation to the past tax losses available for offset against future profits as the recognition criteria were not met at the balance sheet date.